Exhibit 10.2

FORM OF SUBSCRIPTION AGREEMENT

Delcath Systems, Inc.
600 Fifth Avenue
23rd Floor
New York, New York 10017

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1. This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Delcath Systems, Inc., a Delaware corporation (the “Company”) and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to 3,833,108 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”) and warrants (the “Warrants” in the form attached hereto as Exhibit B) to purchase up to 1,916,554 shares of Common Stock (the “Warrant Shares”)(such number being 50% of the number of Shares so purchased) for a purchase price of $3.70 per unit (the “Purchase Price”). The Shares and Warrants are referred to collectively herein as the “Securities.” The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form as this Agreement with certain other investors. The Investor acknowledges and agrees that there is no minimum offering amount.

3. The offering and sale of the Securities (the “Offering”) is being made pursuant to (a) an effective Registration Statement on Form S-3, initially filed on May 25, 2007 (No. 333-143280) by the Company with the Securities Exchange Commission (the “Commission”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), which contains the base prospectus dated May 25, 2007 (the “Base Prospectus”), (b) if applicable, certain “free writing prospectus” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, (c) if applicable, a preliminary prospectus supplement to the Base Prospectus (together with the Base Prospectus, the “Statutory Prospectus”), and (d) a final prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission) along with the Company’s counterpart to this Agreement. The Investor hereby consents to the receipt of the Company’s Prospectus in portable document format, or PDF, via electronic e-mail. The Investor hereby confirms that it has had full access to the Base Prospectus and the Company’s periodic reports and other information incorporated by reference therein, and was able to read, review, download and print such materials.

4. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) such number of shares of Common Stock, and (ii) such number of Warrants as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $3.70 per unit. The Investor acknowledges that the Offering is not a firm commitment underwriting and that there is no minimum offering amount. This offering will not clear directly through the

Placement Agents (as defined below) acting in such capacity. Consequently, the Investor must instruct their individual broker how to settle the transaction.

5. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Lead Placement Agent (as defined below), and of which the Investors will be notified in advance by the Placement Agents, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause American Stock Transfer & Trust Company, the Company’s transfer agent, to deliver to the Investor the number of Securities set forth on the Signature Page registered in the name of the Investor, or if so indicated on the Signature Page hereto, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company via Delivery Versus Payment (“DVP”), the provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

6. The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated September 18, 2007 with Canaccord Adams Inc. (“Canaccord”) and ThinkEquity Partners LLC (“ThinkEquity” and together with Canaccord, the “Placement Agents”), which will act as the Company’s placement agents with respect to the Offering and receive a fee in connection with the sale of the Securities. Canaccord is acting as the lead placement agent (the “Lead Placement Agent”). The Placement Agreement contains certain representations and warranties of the Company. The Company acknowledges and agrees that the Investor may rely on the representations and warranties made by it to the Placement Agents in Section 2 of the Placement Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor, which shall be third party beneficiary thereof.

7. The obligations of the Company and the Investor to complete the transactions contemplated by this Agreement shall be subject to the following:

          (a) The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page, and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

          (b) The Investor’s obligation to purchase the Securities will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Lead Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase of the Securities by any or all of the other Investors that they have agreed to purchase from the Company.

8. The Company hereby makes the following representations, warranties and covenants to the Investor:

          (a) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

          (b) The Company shall (i) before the opening of trading on The NASDAQ Capital Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby. Upon the issuance of the press release described in the immediately preceding sentence, the Investor will not be in receipt of any material, non-public information provided to it by the Company, its officers or directors. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.

          (c) If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares. The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

          (d) The Company will file with the Commission the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that are specified under Sections 13 and 15(d) of the Exchange Act within the time periods specified therein or in the relevant forms.

          (e) The Company will not give the Investor any material non-public information without the prior written consent of the Investor.

9. The Investor hereby makes the following representations, warranties and covenants to the Company:

          (a) The Investor represents that (i) it has had full access to the Base Prospectus and the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

          (b) The Investor represents and warrants to, and covenants with, the Company that (i) the Investor has answered all questions on the Signature Page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (ii) the Investor, in connection with its decision to purchase the number of Securities set forth on the Signature Page, is relying only upon the General Disclosure Package (as defined below) and the representations and warranties of the Company contained herein.

          (c) (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          (d) The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

          (e) The making, execution and performance of this Agreement by the Investor and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Investor, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Investor or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Investor’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

          (f) The Investor will maintain the confidentiality of all information acquired as a result of the transactions contemplated herein prior to the public disclosure of that information by the Company. Notwithstanding the foregoing, other than the existence and terms of this financing, the Investor is not in possession of any material, non-public information pertaining to the Company.

          (g) Neither the Investor nor any person or entity acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (i) the time that the Investor was first contacted by a Placement Agent or the Company with respect to the transactions contemplated hereby and (ii) the date that is the fifth (5th) trading day prior to the date of this Agreement. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps, “put equivalent positions” (as such term is defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location or reservation of borrowable shares of the Company’s securities). The Investor covenants that neither it, nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

          (h) The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, Financial Industry Regulatory Authority (“FINRA”) member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

          (i) The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Statutory Prospectus, the documents incorporated by reference therein, and any free writing prospectus (collectively, the “General Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

          (j) The Investor acknowledges that no offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of the Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. Any indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

          (k) The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

10. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Investor upon exercise of the Warrant shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates (as such term is defined in the Warrant) and any other Persons (as such term is defined in the Warrant) whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

11. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor. The Placement Agents shall be third party beneficiaries with respect to representations, warranties and agreements of the Investor in Section 9 hereof.

12. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

13. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

16. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Securities to such Investor.

17. In the event that the Placement Agreement is terminated by the Lead Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

18. This Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

INVESTOR SIGNATURE PAGE

Number of Shares:

Number of Warrants:

(such number to be equal to 50% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit: $3.70

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: September 18, 2007

INVESTOR

By:

Print Name:

Title:

Name that Securities are to be registered:

Mailing Address:

Taxpayer Identification Number:

Manner of Settlement: DVP (see Exhibit A for explanation and instructions)

Agreed and Accepted this 18th day of September 2007:

DELCATH SYSTEMS, INC.

By:

Name:
Title:

Sales of the Securities purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

Exhibit A

TO BE COMPLETED BY INVESTOR

SETTLING VIA DVP

Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth on the Signature Page of the Agreement to which this Exhibit A is attached and released by American Stock Transfer & Trust Company, the Company’s transfer agent, to the Investor at the Closing directly to the account(s) at the Placement Agents identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THE AGREEMENT TO WHICH THIS EXHIBIT A IS ATTACHED BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY THE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)

CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

If the Shares are to be further credited to an account held elsewhere than at the Placement Agents, please complete the information requested below in order to facilitate such further credit:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Address for Notice and Delivery of Warrants

Facsimile:

Attention:

Exhibit B

FORM OF WARRANT